Exhibit 10.2

SECOND AMENDMENT TO AMENDED AND RESTATED
PURCHASE AND SALE AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT, dated as of October 4, 2006 (this “Amendment”), is entered into among SEQUA CORPORATION, a Delaware corporation (“Sequa”), SEQUA RECEIVABLES CORP., a New York corporation (the “Company”), each remaining originator (each an “Originator”; and collectively, the “Originators”) identified as an “Originator” on the signature pages hereto.

RECITALS

Sequa, the Company and the Originators are parties to the Amended and Restated Purchase and Sale Agreement, dated as of April 30, 2004 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Agreement”); and

The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

Certain Defined Terms.  Capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Agreement, and, if not defined therein, as defined in Exhibit I to the Receivables Purchase Agreement (as defined in the Agreement).

Amendment to Agreement.  Section 5.5 of the Agreement is hereby amended and restated in its entirety as follows:

“5.5      No Violation.  The consummation of the transactions contemplated by this Agreement and the other Transaction Documents and the fulfillment of the terms hereof or thereof will not (a) contravene or result in a default under or conflict with such Originator’s certificate of incorporation or by-laws, (b) do not contravene or result in a material default under or conflict with in any material respect with (i) any law, rule or regulation applicable to it or (ii) any indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument to which it is a party or by which it is bound, (c) result in the creation or imposition of any Adverse Claim upon any of its properties pursuant to the terms of any such indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument, other than the Transaction Documents, or (d) violate in any material respect any law or any order, rule, or regulation applicable to it of any court or of any federal, state or foreign regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over it or any of its properties.”

Representations and Warranties; No Default. Sequa and each of the Originators hereby represents and warrants to each of the parties hereto and to the Collateral Agent and the Committed Purchasers as follows:

Representations and Warranties. The representations and warranties contained in the Agreement (as amended hereby) are true and correct as of the date hereof.

No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event exists or shall exist.

Effect of Amendment.  All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect.  After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment.  This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

Conditions Precedent and Effectiveness.  This Amendment shall become effective as of the date hereof upon receipt by the Collateral Agent of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto.

6.         Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

7.         Governing Law.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to any otherwise applicable principles of conflicts of law), except to the extent that the perfection (and the effect of perfection or nonperfection) of the Company’s interests in the Receivables is governed by the laws of a jurisdiction other than the State of New York.

8.         Section Headings.  The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

SEQUA CORPORATION,
as an Originator and as initial Servicer

By: /s/ Kenneth A. Drucker
Name: Kenneth A. Drucker
Title: Vice President and Treasurer

SEQUA RECEIVABLES CORP.

By:  /s/ James P. Langelotti
Name: James P. Langelotti
Title: Vice President and Treasurer

ORIGINATORS:

ARC AUTOMOTIVE, INC.

By: /s/ Kenneth A. Drucker

Name: Kenneth A. Drucker

Title: Vice President and Treasurer

CASCO PRODUCTS CORPORATION

By: /s/ Kenneth A. Drucker

Name: Kenneth A. Drucker

Title: Vice President and Treasurer

CHROMALLOY GAS TURBINE CORPORATION

By: /s/ Kenneth A. Drucker

Name: Kenneth A. Drucker

Title: Vice President and Treasurer

MEGTEC SYSTEMS, INC.

By: /s/ Kenneth A. Drucker

Name: Kenneth A. Drucker

Title: Vice President and Treasurer

CHROMALLOY CASTINGS TAMPA

CORPORATION

By: /s/ Kenneth A. Drucker

Name: Kenneth A. Drucker

Title: Vice President and Treasurer

CHROMALLOY SAN DIEGO CORPORATION

By: /s/ Kenneth A. Drucker

Name: Kenneth A. Drucker

Title: Vice President and Treasurer

Acknowledged and Agreed to
as of the date first above written

THE BANK OF NOVA SCOTIA,
as Funding Agent for Liberty Street Funding Corp.

By:  /s/ Norman Last
Name: Norman Last
Title: Managing Director